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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  FORM 8-K/A-2


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported): December 6, 1996


                                   COMC, INC.
             (Exact Name of Registrant as Specified in its Charter)



           Illinois                    0-16472               36-3021754
(State or Other Jurisdiction of      (Commission          (I.R.S. Employer
Incorporation or Organization)       File Number)         Identification Number)




400 N. Glenoaks Boulevard, Burbank, California                 91502
(Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (818) 556-3333



          (Former Name or Former Address if Changed Since Last Report)



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Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits.

        16.1 Letter by independent accountants in connection with the disclosure under item 4 of this Report




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                                    SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



Date: January 8, 1997



                                   COMC, INC.


                                            By: /s/
                                                --------------
                                                John Ackerman,
                                                President



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